SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 21, 2003

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995


                               4100 Clinton Drive
                            Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

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         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On  March  21,  2003  registrant   issued  a  press  release   entitled
"Halliburton 2003 First Quarter Conference Call."

         The text of the press release is as follows:

                 HALLIBURTON 2003 FIRST QUARTER CONFERENCE CALL


         Houston, Texas -- Halliburton (NYSE:HAL) will host a conference call on Tuesday, April 29, 2003, to discuss first quarter financial results. The call will begin at 9:00 AM Central Time (10:00 AM Eastern Time). The results will be released that morning before the market opens.

         The press release concerning the 2003 first quarter earnings will be posted on the Halliburton web site www.halliburton.com and will be available on the Dow Jones newswire. Please visit our website at www.halliburton.com to listen to the call live via webcast. A replay will be available on the Halliburton web site for seven days following the event. In addition, you may participate in the call by telephone at (719) 457-2629.

         Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at www.halliburton.com.


                                       ###

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     March 25, 2003               By: /s/ Margaret E. Carriere
                                          ---------------------------------
                                               Margaret E. Carriere
                                               Vice President and Secretary